                                  CONFIRMATION

DATE: January 31, 2007

TO: WELLS FARGO BANK, N.A., not in its individual capacity, but solely as Supplemental Interest Trust Trustee on behalf of the Banc of America Funding Corporation 2007-A Supplemental Interest Trust ("Counterparty") Phone #: 410-884-2000 Fax #: 410-715-2380

ATTN: Client Manager - Banc of America Funding Corporation 2007-A

FROM: The Bank of New York ("BNY")
      Derivative Products Support Department
      32 Old Slip,  16th Floor
      New York, New York 10286
      Attn:  Swap  Confirmation  Dept.
      Phone   #:   212-804-5163/5161/5103
      Fax   #:   212-804-5818/5837
      Email:  Irdsuppdocs@BankofNY.com

RE:  Transaction Reference Number: 38842

================================================================================


     The purpose of this letter (this "Confirmation") is to confirm the terms and conditions of the Swap Transaction entered into between us on the Trade Date specified below.

     The definitions and provisions contained in the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern. In case you are located in a state of the European Union other than the United Kingdom, The Bank of New York Europe Ltd., an indirect subsidiary of BNY, has acted as arranger for the Transaction.

     This Confirmation constitutes a "Confirmation" as referred to in and supplements, forms part of and is subject to, the ISDA Master Agreement dated as of January 31, 2007, as amended and supplemented from time to time (the "Agreement"), between BNY and Counterparty. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

     1. The terms of the particular Swap Transaction to which this Confirmation relates are as follows:



Notional Amount:                    The amount set forth on the  Schedule  I attached  hereto for such  Calculation
                                            Period

Trade Date:                                 January 24, 2007

Effective Date:                     January 20, 2012

Termination Date:                   January 20, 2014


FIXED AMOUNTS

Fixed Amount Payer:                 Counterparty


Fixed Amount:                       USD [     ]


Fixed Amount Payer
Payment Date:                       January 31, 2007


FLOATING AMOUNTS


Floating Rate Payer:                BNY

Cap Rate:                                   For each Calculation  Period,  as set forth for such period on Schedule
                                            I attached hereto.

Ceiling Rate:                               For each Calculation Period, as set forth for such period on Schedule
                                            I attached hereto.

Floating Rate Payer
Period End Dates:                   The 20th day of each month,  beginning  on February  20, 2012 and ending on the
                                            Termination Date with No Adjustment.

Floating Rate Payer
Payment                                     Dates: The 20th day of each month,
                                            beginning on February 20, 2012 and
                                            ending on the Termination Date,
                                            subject to adjustment in accordance
                                            with the Following Business Day
                                            Convention.

Floating                                    Rate Option: USD-LIBOR-BBA,
                                            provided, however, if the Floating
                                            Rate Option for a Calculation Period
                                            is greater than the Ceiling Rate
                                            then the Floating Rate Option for
                                            such Calculation Period shall be
                                            deemed equal the Ceiling Rate.

Designated Maturity:                1 month

Spread:                             None

Floating Rate Day Count





Fraction:                                   Actual/360

Reset Dates:                                The first day of each  Calculation  Period or  Compounding  Period,  if
                            Compounding is applicable

Compounding:                        Inapplicable


ADDITIONAL TERMS

Business Days:                      New York and London

Calculation Agent:                          BNY


Payment Instructions:
         When remitting funds
         to us, please pay:                 The Bank of New York
                                            Derivative Products Support Department
                                            ABA #:  021000018
                             Account #: 890-0068-175
                         Reference: Interest Rate Swaps

         We will pay you at:                Wells Fargo Bank, N.A.
                                            San Francisco, CA
                                            ABA #: 121-000-248
                                            Acct #: 3970771416
                                            Acct. Name: SAS Clearing
                                            FFC #: 50979402 - Derivative Account


Please confirm that the foregoing correctly sets forth the terms of our agreement by executing this Confirmation and returning it by facsimile to:
Derivative Products Support Department, Attn: Kenny Au-Yeung / Eugene Chun at 212-804-5818/5837.




                                        THE BANK OF NEW YORK

                                        By:
                                           -------------------------------------
                                        Name:

                                        Title:




Accepted and confirmed as
of the date first written:

WELLS FARGO BANK, N.A., NOT IN ITS INDIVIDUAL CAPACITY, BUT SOLELY AS SUPPLEMENTAL INTEREST TRUST TRUSTEE ON BEHALF OF THE BANC OF AMERICA FUNDING CORPORATION 2007-A SUPPLEMENTAL INTEREST TRUST

By:
   ------------------------------

Name:
     ----------------------------

Title:
     ----------------------------

                                   Schedule I



-----------------------------------------------------------------------------------------------------------------
  Accrual Start Date      Accrual End Date       Notional Amount (in USD)     Cap Rate (%)    Ceiling Rate (%)
-----------------------------------------------------------------------------------------------------------------
       01/20/12               02/20/12                149,668,840.58               6.5              6.66
-----------------------------------------------------------------------------------------------------------------
       02/20/12               03/20/12                145,402,264.33              6.58              6.8
-----------------------------------------------------------------------------------------------------------------
       03/20/12               04/20/12                141,261,829.77              6.66              6.96
-----------------------------------------------------------------------------------------------------------------
       04/20/12               05/20/12                137,243,846.09              6.74              7.1
-----------------------------------------------------------------------------------------------------------------
       05/20/12               06/20/12                133,344,727.53              6.82              7.25
-----------------------------------------------------------------------------------------------------------------
       06/20/12               07/20/12                129,560,986.29               6.9              7.39
-----------------------------------------------------------------------------------------------------------------
       07/20/12               08/20/12                122,480,402.16              6.98              7.52
-----------------------------------------------------------------------------------------------------------------
       08/20/12               09/20/12                118,989,656.52              7.06              7.68
-----------------------------------------------------------------------------------------------------------------
       09/20/12               10/20/12                115,602,204.06              7.14              7.81
-----------------------------------------------------------------------------------------------------------------
       10/20/12               11/20/12                112,315,420.10              7.22              7.94
-----------------------------------------------------------------------------------------------------------------
       11/20/12               12/20/12                109,125,931.03               7.3              8.08
-----------------------------------------------------------------------------------------------------------------
       12/20/12               01/20/13                106,031,445.63              7.38              8.2
-----------------------------------------------------------------------------------------------------------------
       01/20/13               02/20/13                100,506,489.39              7.46              8.33
-----------------------------------------------------------------------------------------------------------------
       02/20/13               03/20/13                97,653,402.97               7.54              8.46
-----------------------------------------------------------------------------------------------------------------
       03/20/13               04/20/13                94,884,569.11               7.62              8.57
-----------------------------------------------------------------------------------------------------------------
       04/20/13               05/20/13                92,197,523.79                7.7              8.69
-----------------------------------------------------------------------------------------------------------------
       05/20/13               06/20/13                89,589,910.26               7.78              8.79
-----------------------------------------------------------------------------------------------------------------
       06/20/13               07/20/13                87,059,351.33               7.86              8.89
-----------------------------------------------------------------------------------------------------------------
       07/20/13               08/20/13                82,187,618.32               7.94              8.99
-----------------------------------------------------------------------------------------------------------------
       08/20/13               09/20/13                79,805,279.33               8.02              9.06
-----------------------------------------------------------------------------------------------------------------
       09/20/13               10/20/13                77,493,360.13                8.1              9.16
-----------------------------------------------------------------------------------------------------------------
       10/20/13               11/20/13                75,249,961.49               8.18              9.25
-----------------------------------------------------------------------------------------------------------------
       11/20/13               12/20/13                73,072,585.93               8.26              9.31
-----------------------------------------------------------------------------------------------------------------
       12/20/13               01/20/14                70,960,145.52               8.34              9.37
-----------------------------------------------------------------------------------------------------------------


                                  CONFIRMATION

DATE: January 31, 2007

TO: WELLS FARGO BANK, N.A., not in its individual capacity, but solely as Supplemental Interest Trust Trustee on behalf of the Banc of America Funding Corporation 2007-A Supplemental Interest Trust ("Counterparty") Phone #: 410-884-2000 Fax #: 410-715-2380

ATTN: Client Manager- Banc of America Funding Corporation 2007-A

FROM:             The Bank of New York ("BNY")
                  Derivative Products Support Department
                  32 Old Slip, 16th Floor
                  New York, New York 10286
                  Attn:  Swap Confirmation Dept.
                  Phone #: 212-804-5163/5161/5103
                  Fax #:  212-804-5818/5837
                  Email: Irdsuppdocs@BankofNY.com

RE:  Transaction Reference Number: 38844

================================================================================


     The purpose of this letter (this "Confirmation") is to confirm the terms and conditions of the Swap Transaction entered into between us on the Trade Date specified below.

     The definitions and provisions contained in the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern. In case you are located in a state of the European Union other than the United Kingdom, The Bank of New York Europe Ltd., an indirect subsidiary of BNY, has acted as arranger for the Transaction.

     This Confirmation constitutes a "Confirmation" as referred to in and supplements, forms part of and is subject to, the ISDA Master Agreement dated as of January 31, 2007, as amended and supplemented from time to time (the "Agreement"), between BNY and Counterparty. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

     1. The terms of the particular Swap Transaction to which this Confirmation relates are as follows:



Notional Amount:                    The amount set forth on the  Schedule  I attached  hereto for such  Calculation
                                            Period

Trade Date:                                 January 24, 2007

Effective Date:                     March 20, 2009

Termination Date:                   January 20, 2014


FIXED AMOUNTS

Fixed Amount Payer:                 Counterparty


Fixed Amount:                       USD [    ]


Fixed Amount Payer
Payment Date:                       January 31, 2007


FLOATING AMOUNTS

Floating Rate Payer:                BNY

Cap Rate:                                   For each Calculation  Period,  as set forth for such period on Schedule
                                            I attached hereto.

Ceiling Rate:                               For each Calculation Period, as set forth for such period on Schedule
                                            I attached hereto.

Floating Rate Payer
Period End Dates:                   The 20th day of each  month,  beginning  on April  20,  2009 and  ending on the
                                            Termination Date with No Adjustment.

Floating Rate Payer
Payment                                     Dates: The 20th day of each month,
                                            beginning on April 20, 2009 and
                                            ending on the Termination Date,
                                            subject to adjustment in accordance
                                            with the Following Business Day
                                            Convention.

Floating                                    Rate Option: USD-LIBOR-BBA,
                                            provided, however, if the Floating
                                            Rate Option for a Calculation Period
                                            is greater than the Ceiling Rate
                                            then the Floating Rate Option for
                                            such Calculation Period shall be
                                            deemed equal the Ceiling Rate.

Designated Maturity:                1 month

Spread:                             None

Floating Rate Day Count




Fraction:                                   Actual/360

Reset Dates:                                The first day of each  Calculation  Period or  Compounding  Period,  if
                            Compounding is applicable

Compounding:                        Inapplicable


ADDITIONAL TERMS

Business Days:                      New York and London

Calculation Agent:                          BNY


Payment Instructions:
         When remitting funds
         to us, please pay:                 The Bank of New York
                                            Derivative Products Support Department
                                            ABA #:  021000018
                             Account #: 890-0068-175
                         Reference: Interest Rate Swaps

         We will pay you at:                Wells Fargo Bank, N.A.
                                            San Francisco, CA
                                            ABA #: 121-000-248
                                            Acct #: 3970771416
                            Acct. Name: SAS Clearing
                                            FFC #: 50979403 - Interest Rate Cap Agreement B Account


Please confirm that the foregoing correctly sets forth the terms of our agreement by executing this Confirmation and returning it by facsimile to:
Derivative Products Support Department, Attn: Kenny Au-Yeung / Eugene Chun at 212-804-5818/5837.




                                         THE BANK OF NEW YORK

                                          By:
                                             -----------------------------------
                                             Name:
                                             Title:




Accepted and confirmed as
of the date first written:

WELLS FARGO BANK, N.A., NOT IN ITS INDIVIDUAL CAPACITY, BUT SOLELY AS SUPPLEMENTAL INTEREST TRUST TRUSTEE ON BEHALF OF THE BANC OF AMERICA FUNDING CORPORATION 2007-A SUPPLEMENTAL INTEREST TRUST

By:
   ------------------------------

Name:
     ----------------------------

Title:
      ---------------------------

                                   Schedule I



------------------------------------------------------------------------------------------------------------------
  Accrual Start Date      Accrual End Date       Notional Amount (in USD)      Cap Rate (%)    Ceiling Rate (%)
------------------------------------------------------------------------------------------------------------------
       03/20/09               04/20/09                  57,598,526                 7.7               7.9
------------------------------------------------------------------------------------------------------------------
       04/20/09               05/20/09                  56,091,775                 7.6               7.91
------------------------------------------------------------------------------------------------------------------
       05/20/09               06/20/09                  54,610,359                 7.36              7.91
------------------------------------------------------------------------------------------------------------------
       06/20/09               07/20/09                  53,147,871                 7.26              7.93
------------------------------------------------------------------------------------------------------------------
       07/20/09               08/20/09                  51,682,036                 7.05              7.94
------------------------------------------------------------------------------------------------------------------
       08/20/09               09/20/09                  50,213,029                 7.1               7.95
------------------------------------------------------------------------------------------------------------------
       09/20/09               10/20/09                  48,744,064                 7.1               7.96
------------------------------------------------------------------------------------------------------------------
       10/20/09               11/20/09                  47,284,220                 7.2               7.97
------------------------------------------------------------------------------------------------------------------
       11/20/09               12/20/09                  45,878,321                 7.2               7.97
------------------------------------------------------------------------------------------------------------------
       12/20/09               01/20/10                  44,522,915                 7.25              7.97
------------------------------------------------------------------------------------------------------------------
       01/20/10               02/20/10                  43,209,481                 7.31              7.97
------------------------------------------------------------------------------------------------------------------
       02/20/10               03/20/10                  41,933,103                 7.3               7.97
------------------------------------------------------------------------------------------------------------------
       03/20/10               04/20/10                  40,699,944                 7.3               7.97
------------------------------------------------------------------------------------------------------------------
       04/20/10               05/20/10                  39,607,250                 7.34              7.97
------------------------------------------------------------------------------------------------------------------
       05/20/10               06/20/10                  38,535,529                 7.27              7.97
------------------------------------------------------------------------------------------------------------------
       06/20/10               07/20/10                  37,482,719                 7.28              7.98
------------------------------------------------------------------------------------------------------------------
       07/20/10               08/20/10                  36,452,549                 7.29              7.99
------------------------------------------------------------------------------------------------------------------
       08/20/10               09/20/10                  35,450,796                 7.29              7.99
------------------------------------------------------------------------------------------------------------------
       09/20/10               10/20/10                  34,474,694                 7.3                8
------------------------------------------------------------------------------------------------------------------
       10/20/10               11/20/10                  33,523,675                 7.31              8.01
------------------------------------------------------------------------------------------------------------------
       11/20/10               12/20/10                  32,597,520                 7.32              8.02
------------------------------------------------------------------------------------------------------------------
       12/20/10               01/20/11                  31,696,289                 7.34              8.04
------------------------------------------------------------------------------------------------------------------
       01/20/11               02/20/11                  30,819,091                 7.35              8.05
------------------------------------------------------------------------------------------------------------------
       02/20/11               03/20/11                  29,965,141                 7.36              8.06
------------------------------------------------------------------------------------------------------------------
       03/20/11               04/20/11                  29,133,292                 7.36              8.06
------------------------------------------------------------------------------------------------------------------
       04/20/11               05/20/11                  28,324,020                 7.37              8.07
------------------------------------------------------------------------------------------------------------------
       05/20/11               06/20/11                  27,535,488                 7.37              8.07
------------------------------------------------------------------------------------------------------------------
       06/20/11               07/20/11                  26,763,695                 7.37              8.07
------------------------------------------------------------------------------------------------------------------
       07/20/11               08/20/11                  25,992,742                 7.46              8.06
------------------------------------------------------------------------------------------------------------------
       08/20/11               09/20/11                  25,203,350                 7.45              8.05
------------------------------------------------------------------------------------------------------------------
       09/20/11               10/20/11                  24,372,876                 7.45              8.05
------------------------------------------------------------------------------------------------------------------
       10/20/11               11/20/11                  23,495,290                 7.46              8.06
------------------------------------------------------------------------------------------------------------------
       11/20/11               12/20/11                  22,601,003                 7.47              8.07
------------------------------------------------------------------------------------------------------------------
       12/20/11               01/20/12                  21,724,055                 7.48              8.08
------------------------------------------------------------------------------------------------------------------
       01/20/12               02/20/12                  20,904,991                 7.5               8.1
------------------------------------------------------------------------------------------------------------------
       02/20/12               03/20/12                  20,158,250                 7.51              8.11
------------------------------------------------------------------------------------------------------------------
       03/20/12               04/20/12                  19,471,278                 7.52              8.12
------------------------------------------------------------------------------------------------------------------
       04/20/12               05/20/12                  18,830,260                 7.53              8.13
------------------------------------------------------------------------------------------------------------------
       05/20/12               06/20/12                  18,223,384                 7.54              8.14
------------------------------------------------------------------------------------------------------------------
       06/20/12               07/20/12                  17,639,880                 7.54              8.14
------------------------------------------------------------------------------------------------------------------
       07/20/12               08/20/12                  17,074,506                 7.53              8.13
------------------------------------------------------------------------------------------------------------------
       08/20/12               09/20/12                  16,526,640                 7.53              8.13
------------------------------------------------------------------------------------------------------------------
       09/20/12               10/20/12                  15,995,708                 7.53              8.13
------------------------------------------------------------------------------------------------------------------
       10/20/12               11/20/12                  15,481,169                 7.53              8.13
------------------------------------------------------------------------------------------------------------------

                                       5

       11/20/12               12/20/12                  14,981,612                 7.53              8.13
------------------------------------------------------------------------------------------------------------------
       12/20/12               01/20/13                  14,496,700                 7.53              8.13
------------------------------------------------------------------------------------------------------------------
       01/20/13               02/20/13                  14,025,077                 7.54              8.14
------------------------------------------------------------------------------------------------------------------
       02/20/13               03/20/13                  13,566,218                 7.55              8.15
------------------------------------------------------------------------------------------------------------------
       03/20/13               04/20/13                  13,122,299                 7.56              8.16
------------------------------------------------------------------------------------------------------------------
       04/20/13               05/20/13                  12,692,518                 7.57              8.17
------------------------------------------------------------------------------------------------------------------
       05/20/13               06/20/13                  12,278,192                 7.58              8.18
------------------------------------------------------------------------------------------------------------------
       06/20/13               07/20/13                  11,877,240                 7.59              8.19
------------------------------------------------------------------------------------------------------------------
       07/20/13               08/20/13                  11,474,181                 7.6               8.2
------------------------------------------------------------------------------------------------------------------
       08/20/13               09/20/13                  11,058,263                 7.61              8.21
------------------------------------------------------------------------------------------------------------------
       09/20/13               10/20/13                  10,623,833                 7.62              8.22
------------------------------------------------------------------------------------------------------------------
       10/20/13               11/20/13                  10,171,572                 7.62              8.22
------------------------------------------------------------------------------------------------------------------
       11/20/13               12/20/13                  9,732,872                  7.62              8.22
------------------------------------------------------------------------------------------------------------------
       12/20/13               01/20/14                  9,323,831                  7.62              8.22
------------------------------------------------------------------------------------------------------------------
